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                                                                   Exhibit 10.6


                          AGREEMENT AND PLAN OF MERGER


                  Agreement and Plan of Merger (this "Agreement") by ULD Holding Corp., a New York corporation (the "Operating Company"), USG Acquisition Sub, Inc. a New York corporation (the "Acquisition Company"), The Ultimate Software Group, Inc., a Delaware corporation (the "Company"), and the principals whose names appear on the signature page hereto (the "Principals") dated as of February 24, 1998.

                  WHEREAS, Ultimate Software Group of New York and New England, G.P. (the "Assignor"), the assets and liabilities of which (including the Reseller Agreement) were assigned to and assumed by the Operating Company) entered into the Exclusive Reseller Agreement (the "Reseller Agreement") dated March 24, 1994 with The Ultimate Software Group, Ltd., the assets and liabilities of which were subsequently assigned to and assumed by the Company;

                  WHEREAS, the Company desires to acquire all the issued and outstanding stock of the Operating Company pursuant to the terms hereof;

                  WHEREAS, the transactions contemplated hereby are intended to be treated as a pooling of interests business combination by the Company for financial accounting purposes and as a tax free reorganization for United States federal income tax purposes;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       Merger.

                           (a) The Merger. Subject to the terms hereof, the Acquisition Company shall be merged with and into the Operating Company on the Closing Date (as defined below). Upon the Closing Date, the parties hereto shall cause to be executed and filed with the Secretary of State of New York, a certificate of merger. Following the Closing Date, the separate existence of the Acquisition Company shall cease, and the Operating Company shall be the surviving corporation (the "Surviving Corporation").

                           (b) Charter and By-laws. The Certificate of
         Incorporation of the Operating Company, as in effect immediately prior to the Closing Date, shall be the initial Certificate of Incorporation of the Surviving Corporation. The by-laws of the Operating Company, as in effect immediately prior to the Closing Date, shall be the initial by-laws of the Surviving Corporation.

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                           (c) Directors. The directors of the Acquisition
         Company at the Closing Date shall be the initial directors of the Surviving Corporation. The officers of the Acquisition Company at the Closing Date shall be the initial officers of the Surviving Corporation.

                            (d) Effect on Stock. (i) The authorized capital

         stock of the Operating Company consists of 200 shares of voting common stock, no par value, of which all 200 shares are issued and outstanding. The authorized capital stock of the Acquisition Company consists of 1,000 shares of voting common stock, par value $.01 per share, of which all 1,000 shares are issued and outstanding.

                                    (ii) Upon the Closing Date, each issued and
                  outstanding share of common stock of the Acquisition Company shall be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

                                    (iii) Upon the Closing Date all the issued
                  and outstanding Capital Stock (as defined below) of the Operating Company by virtue of the merger and without any action on the part of the holders of Operating Company shares shall be converted into the right to receive 40,265 shares (the "Shares") of Class B Common Stock of the Company on a pro rata basis.

                                    (iv) As of the Closing Date, all of the
                  shares of Capital Stock of the Operating Company shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Closing Date represented outstanding Capital Stock (the "Certificates") shall cease to have any rights with respect thereto, except the right to receive certificates representing the number of Shares into which such shares have been converted. The Company shall exchange the Certificates for certificates representing the Shares promptly upon receipt of the Certificates.

                  2. Reseller Agreement. Each of the parties hereto agrees that any rights of the Assignor and the Operating Company and its affiliates arising under the Reseller Agreement shall terminate on the Closing Date; provided however, that the terms of this Section 2 shall not constitute a waiver by the Assignor, the Principals or the Operating Company, on the one hand, or the Company, on the other hand, of its right to assert claims against the other with respect to any breach by the other of the Reseller Agreement, which breach preceded the date hereof and was unknown to the party asserting such claim on the date hereof.

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                  3. Representations  and Warranties of the Company.  The
Company hereby represents and warrants to and agrees with the Operating Company as follows:

                           (a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, and the Company has all requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby.

                           (b) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares and any interest therein has been taken or will be taken prior to the Closing Date.

                           (c) Valid Issuance of Shares. The Shares, when issued and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, (ii) will be free of any pledges, liens, security interests, claims or other encumbrances of any kind, and (iii) will be issued in compliance with all applicable federal and state securities laws.

                           (d) Prospectus. The Company shall provide the Operating Company with the preliminary and final prospectuses with respect to its proposed initial public offering of common stock and any amendments thereto, promptly after the Company's Registration Statement and amendments thereto containing such prospectuses are filed with the Securities and Exchange Commission (the "SEC").

                           (e) Outstanding Options and Warrants. Except as set forth on Schedule 3(e) hereto, there are no outstanding options, warrants or agreements, oral or written, for the purchase or acquisition from or by the Company of any shares, options or warrants for its capital stock.

                           (f) Anti-Dilution Adjustments. Except for the outstanding shares of Series A and Series B Convertible Preferred Stock of the Company, no outstanding options, warrants, shares or other securities of the Company contain provisions for anti-dilution adjustments by reason of the issuance of additional securities of the Company.

                           (g) Exercise Price of Options. The exercise price of options granted on the date hereof, if any, under the Company's Nonqualified Stock Option Plan is $90.00.

                           (h) Percentage Interest. As of the Closing Date, the Shares will represent at least 2.82% of the outstanding capital stock of the Company on a


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         fully diluted basis determined as if all outstanding shares of such capital stock had been converted into one class of common stock of the Company.

                           (i) Financial Statements. The Company has delivered to the Operating Company, and the Operating Company and the Principals may rely upon, copies of (i) the audited financial statements of the Company for the fiscal years ended December 31, 1995 and December 31, 1996, respectively and (ii) unaudited financial statements of the Company for the fiscal year ended December 31, 1997, in each case, certified by an officer of the Company as being true and complete copies of such financial statements. Such financial statements fairly present the financial position and results of the Company as of the dates and for the periods indicated therein, and have been prepared in accordance with generally acceptable accounting principles, consistently applied.

                           (j) Litigation. There is no pending or threatened action or proceeding affecting the Company before any court, governmental agency or arbitrator which may materially adversely affect the Company or which could affect the legality, validity or enforceability of this Agreement.

             4. Representations and Warranties of the Operating Company and the Principals. The Operating Company and the Principals hereby jointly and severally represent and warrant to and agree with the Company as follows:

                           (a) Operating Company. (i) The Operating Company is
                  a corporation duly organized, existing and in good standing under the laws of the State of New York, and has all requisite corporate power and corporate authority to own, lease and operate its properties and to conduct its business as currently being conducted. The Operating Company has all requisite corporate power and corporate authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                                    (ii) The authorized capital stock of the
                  Operating Company consists of 200 shares of common stock, no par value (the "Capital Stock"), all of which are issued and outstanding. All of the issued and outstanding shares of the Capital Stock (1) have been duly authorized and validly issued and are fully paid and nonassessable, (2) are free of any pledges, liens, security interests, claims or other encumbrances of any kind, (3) have been issued in compliance with all applicable federal and state securities laws and (4) are held by the person(s) listed on Schedule 4(a)(ii) attached hereto.

                                    (iii) The Operating Company has not issued
                  or granted any options, warrants, rights, or other securities convertible into or exchangeable or exercisable for the Capital Stock, any other commitments or agreements providing for the issuance of additional shares of the Capital Stock, the sale of treasury shares, or for the repurchase or


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                  redemption of shares of the Capital Stock, and there are no agreements of any kind which may obligate the Company to issue, purchase, register for sale, redeem, or otherwise acquire any of its securities or interests

                           (b) Assets. The Operating Company is the legal and beneficial owner of the assets described on Schedule 4(b) hereto (the "Assets"), free and clear of any lien, charge, encumbrance or adverse claim, except as set forth on Schedule 4(c) hereto. There are no assets used in, or necessary for the operation of, the business of the Operating Company as presently operated (the "Business") other than the Assets. The Assets are all of the assets of Operating Company.

                           (c) Liabilities; Litigation. The Operating Company has no liabilities known or unknown, fixed or contingent, including contractual liabilities, other than the liabilities described on
         Schedule 4(c) hereto (the "Liabilities"). There is no pending or threatened action or proceeding affecting the Assets or the Business before any court, governmental agency or arbitrator, which may materially adversely affect the Assets or the Business or which could affect the legality, validity or enforceability of this Agreement.

                           (d) Consents; No Conflicts. The execution, delivery and performance of this Agreement by the Operating Company and the Principals and the consummation by the Operating Company and the Principals of the transactions contemplated hereby (x) do not contravene (i) the Operating Company's organizational documents, (ii) any law or (iii) any contractual restriction binding on or affecting the Operating Company or the Principals and (y) do not require the consent, approval, permission or other authorization of any court, arbitrator or governmental, administrative or self-regulatory authority or consent under any material lease, license, agreement or other material instrument of the Operating Company, the Principals or the Business and (z) do not require any stockholder, director or other authorization or action, other than authorizations that have been duly obtained and actions that have been duly taken.

                           (e) Financial Statements. The Operating Company has delivered to the Company all of the Assignor's quarterly financial statements for the years ended December 31, 1996 and December 31, 1997 and, it will, on or before the Closing Date, deliver to the Company the Assignor's financial statements for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, audited by Arthur Andersen LLP ("Andersen") (the "Audited Statements"), and such financial statements do and will fairly present the financial position and results of operations of the Assignor as of the dates and for the periods indicated therein. Such financial statements were and will be prepared in accordance with generally accepted accounting principles, consistently applied.

                           (f) No Brokers. No broker, finder or any other third party is entitled to any fee or commission in connection with the transactions contemplated hereby.

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                           (g) Accredited Investor. Each of the Operating
         Company and the Principals is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and each Principal has executed an Accredited Investor Certification in the form attached hereto.

                           (h) Investment Intent. Each Principal (i) has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Shares and any interest therein, (ii) can bear the economic risk of an investment in the Shares and any interest therein for an indefinite period of time and can afford a complete loss of such investment, and (iii) is acquiring the Shares and any interest therein for its own account and not with a view to, or for a sale in connection with, a distribution in violation of any applicable securities laws of any jurisdiction.

                           (i) No Registration. Each Principal understands that the offering and the issuance of the Shares have not been and will not be registered or qualified under the laws of any jurisdiction regarding the offering or sale of securities, and that the Shares and any interest therein may not be resold or otherwise transferred by the Principals unless any such subsequent sale or transfer is duly registered and qualified under the applicable securities laws or is exempt from such registration and qualification.

                           (j) Access to Information. The Operating Company (i) has been furnished with, and hereby acknowledges the receipt and review of, (a) a copy of a draft (the "Draft Prospectus") of the Preliminary Prospectus of the Company dated December 31, 1997 and any attachments thereto, (b) the audited financial statements of the Company for the fiscal years ended December 31, 1995 and December 31, 1996, respectively, and (c) unaudited financial statements of the Company for the fiscal year ended December 31, 1997, (ii) has been afforded the opportunity to obtain such additional information from the Company and its representatives as the Operating Company has deemed necessary in order to evaluate the merits, risks and other considerations relating to an acquisition of Shares and any interest therein, (iii) fully understands the risks and other considerations relating to the investment contemplated hereby, and (iv) with respect to tax, employee benefits and other financial and economic considerations related to the investment contemplated hereby, has relied solely on the advice of the Operating Company's own professional advisors.

                           (k) Draft Prospectus. The Operating Company understands that (i) the Draft Prospectus is a preliminary draft and that future drafts may contain material changes from the Draft Prospectus and (ii) there can be no assurance that an initial public offering of the Company's stock will be consummated in the near future or ever or that the Registration Statement filed in connection therewith will be declared effective by the SEC.

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                           (l) Information. All information which the Operating
         Company has heretofore furnished or furnishes herewith to the Company in connection with the transactions contemplated hereby is correct and complete in all respects as of the date of this Agreement, and if there should be any change in such information prior to the consummation of the transactions contemplated hereby, the Operating Company will immediately furnish such revised or corrected information to the Company.

                           (m) Schedule of Contracts. Attached hereto as
         Schedule 4(m) is a true and complete list of all oral and written contracts and agreements entered into by the Assignor or the Operating Company with respect to the Business through the date hereof. Complete copies of all such written contracts and complete descriptions of all such oral contracts have been delivered to the Company. To the knowledge of the Operating Company, the Operating Company is not in material default under any such contracts.

                           (n) Certain Accounting Matters. Neither the Assignor nor the Operating Company have knowingly taken or agreed to take any action that would prevent the Company from accounting for the transactions contemplated hereby as a pooling of interest business combination.

                           (o) Shareholder Agreements. The Operating Company and Principals acknowledge that it is the parties' intention that the transactions contemplated by this Agreement be accounted for as a pooling of interests business combination and that each of the shareholders of the Operating Company may be deemed to be an "affiliate" of the Operating Company within the meaning of Rule 145 promulgated under the Securities Act. Accordingly, each of the Operating Company and the Principals covenants and agrees that he, she or it will not (i) knowingly take any action after the date hereof to cause the transactions contemplated hereby not to be accountable under the pooling of interests method of accounting, or (ii) sell, transfer, pledge, dispose of or otherwise part with any interest in or with respect to, or in any other manner reduce his, her or its investment risk with respect to, (A) any shares of capital stock of the Operating Company at any time prior to the Closing Date, and (B) any shares of the Company's stock received by such shareholder in connection with the transactions contemplated hereby or otherwise until such time as the Company publishes financial results covering at least 30 days of combined operations of the Company and the Operating Company or (iii) from the Closing Date until the time the Company publishes financial results covering at least thirty days of combined operations of the Company and the Operating Company, directly or indirectly sell or purchase or enter into any agreement, contract or arrangement to sell or purchase any put or call options or other derivative securities (including any short sales) with respect to shares of the Company's stock or enter into any other agreements, contracts or arrangements providing for the alteration of such shareholder's investment risk with respect to any shares of the Company's stock.

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                           (p) Reseller  Agreement.  To its knowledge,  the
         Operating Company has not materially breached any of its obligations under the Reseller Agreement as of the date hereof.

                  5. Securities Laws. The Operating Company hereby acknowledges and agrees that:

                           (a) the Shares must be held indefinitely unless subsequently registered under the Securities Act and under any applicable state securities laws or unless an exemption from such registration is available.

                           (b) the Shares will not be registered under the Securities Act on the grounds that the offering and sale thereof contemplated by this Agreement will be exempt from registration under the Securities Act, and that the Company's reliance upon such exemption is predicated upon the representations of the Operating Company set forth herein.

                           (c) "stop transfer" instructions shall be placed against the Shares on the transfer books of the Company and that the certificate(s) evidencing the Shares shall bear a legend, in addition to any legend required by applicable state securities laws, in substantially the following form:

                           "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF FOR VALUE UNLESS A REGISTRATION STATEMENT HAS BECOME EFFECTIVE WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OR SUCH REGISTRATION IS NOT OTHERWISE REQUIRED."

                  6.        Due Diligence; Termination.

                           (a) The Operating Company and the Principals shall afford any and all authorized representatives of the Company access, during normal business hours, to its employees, properties, books, contracts and records and shall furnish promptly all information concerning its business, properties and personnel and

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         copies of any of its books, records or contracts as the Company or its representatives shall request; provided, that no investigation pursuant to this Section 6 shall effect or be deemed to modify any representation or warranty made in this Agreement by the Operating Company.

                           (b) Until the date which is ten days after the Operating Company delivers to the Company the Audited Statements pursuant to Section 4(e) hereof, the Company shall have the right to terminate this Agreement if the Company shall determine in its sole discretion, based on its investigation of the Operating Company pursuant to Section 6(a) or a review of such Audited Statements, that consummating the transactions contemplated hereby would not be in the best interests of the Company.

                           (c) The Company shall have the right to terminate this Agreement if the Company does not receive requisite approval of the transactions contemplated hereunder from its stockholders on or before the Closing Date.

                  7. Closing. Subject to Section 6(b) hereof and the satisfaction or waiver of the conditions set forth in Section 9 hereof, consummation of the transactions contemplated by Section 1 hereof (the "Closing") shall take place at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 on a date (the "Closing Date") which is the earlier of (a) March 31, 1998 and (b) the date specified in a written notice given by the Company no less than five (5) days prior to such date.

                  8.       Covenants.

                      (a) Interim Operations. Prior to the Closing Date, unless
              the Company has consented in writing thereto, the Operating
              Company:

                  (i) shall conduct its operations according to its usual, regular and ordinary course in substantially the same manner as heretofore conducted;

                  (ii) shall use its reasonable efforts to preserve intact its business organization and goodwill and maintain satisfactory relationships with those persons having business relationships with it;

                  (iii) shall promptly notify the Company of (x) any material change in its condition (financial or otherwise), business, properties, assets, liabilities or the normal course of its business or of its properties, (y) any material litigation or material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or (z) the breach of any representation or warranty contained herein;

                  (iv)     shall not issue any equity interest;

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                  (v)      shall not (w) incur, create, assume or otherwise
                           become liable for borrowed money or assume, guarantee, endorse or otherwise become responsible or liable for the obligations of any other individual, corporation or other entity,
                           (x) make any loans or advances to any other person, except in each case in the ordinary course of business, (y) acquire (including, without limitation, for cash or shares of stock, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of stock or securities, contributions of capital or property transfer or, except in the ordinary course of business, consistent with past practice, purchase any property or assets of any other person or (z) effect a sale or other disposition of any of the Assets or allow the creation of any lien or encumbrance thereon;

                  (vi) shall not (x) declare, set aside or make any distribution or payment with respect to any shares of its capital stock or other ownership interest, other than such distributions or payments as are consistent with past practice or (y) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or make any commitment for any such action;

                  (vii) shall not amend or otherwise change its articles of incorporation, by-laws or equivalent organizational documents;

                  (viii) shall not increase the compensation payable or to become payable to its officers or employees, pay any employment related or other bonus to its shareholder, or, except as presently bound to do, grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or other employees;

                  (ix) shall not take any action other than in the ordinary course of business and in a manner consistent with past practice with respect to accounting policies or procedures; and

                  (x) shall not agree, in writing or otherwise, to take any of the foregoing actions or take any action which would make any representation or warranty in this Agreement untrue or incorrect as of the Closing Date.

                           (b) Trading in Company Stock. Except as otherwise expressly consented to by the Company, from the date of this Agreement until the Closing Date, neither the Operating Company nor the Principals will directly or indirectly purchase or sell (including short sales) any shares of the Company's stock, or sell, transfer, pledge, dispose of or otherwise part with any interest in or with respect to

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         or in any other manner reduce its investment risk with respect to any shares of the Company's stock to be received pursuant to this Agreement.

                           (c) Confidentiality of Prospectus. The Operating Company acknowledges and agrees that the Draft Prospectus is highly confidential, that it may not be photocopied, distributed or otherwise communicated to persons other than the Operating Company or its representatives retained for purposes of this transaction and that upon receipt by the Operating Company of a preliminary or final prospectus of the Company, the Draft Prospectus will be returned to the Company.

                           (d) Custom Applications. The Operating Company shall provide on the date hereof a Schedule 8(d) which lists, by customer, all custom applications, including, without limitation, custom programs, modules and interfaces (other than software purchased by the Operating Company from the Company) ("Custom Applications"), which have been provided to any customer of the Operating Company. The Operating Company shall provide source code with respect to all Custom Applications on or before the Closing Date.

                           (e) Cooperation; Tax Schedule. Following the Closing Date, the Operating Company shall promptly furnish the Company with such financial and reporting data and other information with respect to the Assets and Liabilities as the Company may from time to time reasonably request, for any reasonable business purpose, including, without limitation, the preparation of tax returns and financial statements. Within sixty (60) days following the Closing Date, the Operating Company shall prepare and deliver to the Company a schedule indicating the federal income tax basis and state income tax basis, if different, of each of the Assets and Liabilities.

                           (f) Options; Dilution. The Company hereby agrees that from the date hereof until April 30, 1998, the Company will not issue any options to purchase shares of capital stock of the Company to any persons who are officers of the Company as of the date hereof. The Company shall not enter into a transaction pursuant to which any shares of Class B Common Stock of the Company, including the Shares, are diluted in a manner which is not pari passu with other shares of Class B Common Stock of the Company.

                           (g) Registration Rights Agreement. The Company agrees that if at any time between the Closing Date and the first anniversary of the Closing Date, the Company proposes to register any shares of capital stock of the Company owned by Scott Scherr and/or Alan Goldstein, other than on a Registration Statement on Form S-8, the shareholders of the Operating Company shall have the right to register in such registration, on the same terms as Messrs. Scherr and/or Goldstein, a number of Shares equal to the total number of Shares held by the shareholders of the Operating Company multiplied by a fraction, the numerator of which

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         is the total number of shares of Messrs. Scherr and/or Goldstein, as applicable, proposed to be registered and the denominator of which is the total number of shares of the Company's capital stock owned by Messrs. Scherr and/or Goldstein, as applicable, at the time of registration.

                  9. Conditions to Closing. (a) The obligations of the Company under this Agreement are subject to the fulfillment or waiver on or before the Closing Date of the following conditions:

                  (i) Representations and Warranties. The representations and warranties of the Operating Company and the Principals contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                  (ii) Performance. The Operating Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement.

                  (iii) No Material Adverse Change. There shall have been no material adverse change in the condition of the Operating Company or the Assets since the date hereof.

                  (iv) Pooling Letter. The Company shall have received from Andersen, a letter dated the Closing Date, confirming that the transactions contemplated hereby, if consummated, can properly be accounted for as a pooling of interests combination in accordance with GAAP and the criteria of Accounting Principles Board Opinion No. 16 and the regulations of the SEC.

                  (v) Balance Sheet. The Operating Company shall have delivered to the Company a balance sheet of the Operating Company, dated as of the Closing Date, prepared in accordance with generally accepted accounting principles, consistently applied, and which shall be subject to review or audit by Andersen at the sole discretion of the Company. Such balance sheet shall demonstrate that the assets of the Operating Company, other than the Reseller Agreement and other intangible assets, have an aggregate value greater than the aggregate value of the liabilities of the Operating Company.

                  (vi) Updated Schedules. The Operating Company shall have prepared and delivered to the Company updated Schedules 4(b), 4(c), 4(m) and 8(d) which reflect, as of the Closing Date, the information required to be stated therein.

                  (vii) Other Documents. The Company shall have received such other documents as it shall reasonably request prior to the Closing.

                  (b) The obligations of the Operating Company under this Agreement are subject to the fulfillment or waiver on or before the Closing Date of each of the following conditions:

                  (i) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date thereof.

                  (ii) Delivery of Shares. The Company shall have delivered the Shares specified in Section 1.

                  (iii) Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement.

                  (iv) No Material Adverse Change. There shall have been no material adverse change in the financial condition of the Company after the date hereof.

                  10. Certain Tax Matters. The parties to this Agreement intend that the transactions contemplated hereby (and the distribution of the Shares of the Company to the Operating Company's shareholders) (collectively, the "Transaction") will constitute a reorganization described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"). However, each of the parties to this Agreement acknowledges that it is relying solely upon its respective advisors in determining the tax consequences of the Transaction and will not rely on any representation or assurance of the other party other than the representations and covenants set forth in this Agreement or any other agreement or certificate delivered in connection herewith. None of the Company, the Operating Company or the Principals will take any tax reporting position or make any tax election inconsistent with the characterization of the Transaction qualifying as a reorganization described in
Section 368(a)(2)(E) of the Code, except as may be required upon examination (or as the result of a prior determination) by the Internal Revenue Service or any other tax authority.

                  11. Waiver. Subject to the consummation of the transactions contemplated hereby, each of the parties hereto hereby releases and discharges the other party, its shareholders, employees, parents, subsidiaries, affiliates, successors and assigns from all actions, causes of action, suits, debts, agreements, judgments, claims, and demands whatsoever, in law or equity which such party ever had, now have or hereafter can, shall or may have, for, upon or by reason of any claim relating to the Reseller Agreement and the relationship of the parties thereunder.

                  12.      Indemnification.

                           (a) The Principals and, until the Closing Date, the Operating Company hereby jointly and severally agree to indemnify and hold harmless the Company and any fiduciary, officer, director, employee, agent or controlling person of the Company (each, an "Indemnified Person") against any and all losses, claims, damages, expenses and liabilities (or actions in respect thereof) whatsoever by reason of or arising from (i) any breach of the representations and warranties of this Agreement, (ii) any failure by the Operating Company or the Principals to comply with any covenant in this Agreement and (iii) any liabilities whether known or unknown, fixed or contingent (including contractual liabilities) of the Operating Company or any of its affiliates, other than the Liabilities. The Principals will reimburse any Indemnified Person for all expenses (including reasonable attorneys' fees) as they are incurred by any such Indemnified Person in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.

                           (b) The Company hereby agrees to indemnify and hold harmless the Operating Company and the Principals and any fiduciary, officer, director, employee, agent or controlling person of the Operating Company (each, an "Indemnified Person") against any and all losses, claims, damages, expenses and liabilities (or actions in respect thereof) whatsoever by reason of or arising from (i) any breach of the Company's representations and warranties in this Agreement and (ii) any failure by the Company to comply with any of its covenants in this Agreement. The Company will reimburse any Indemnified Person for all expenses (including reasonable attorneys' fees) as they are incurred by any such Indemnified Person in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.

                           (c) Promptly after the receipt by a party of notice of any third party claim or the commencement of any third party action, suit or proceeding subject to indemnification hereunder (a "Third Party Claim"), such party (the "Indemnified Party") will, if a claim in respect thereto is to be made against any party obligated to provide indemnification hereunder (the "Indemnifying Party"), give such Indemnifying Party reasonable written notice of such Third Party Claim; provided, however, that the failure to provide such notice will not relieve the Indemnifying Party of any of its or his obligations, or impair the right of the Indemnified Party to indemnification, pursuant to this Section 12 unless, and only to the extent that, such failure materially prejudices the Indemnifying Party's opportunity to defend or compromise the Third Party Claim. Such Indemnifying Party shall have the right, at its option, to defend at its own expense and by its own counsel any Third Party Claim, provided that (i) the Indemnifying Party acknowledges in writing (at the time such Indemnifying Party elects to assume such defense) its obligation under this Section 12 to indemnify the Indemnified Party with respect to such Third Party Claim, (ii) such counsel is reasonably satisfactory to the Indemnified Party, (iii) the Indemnified Party is kept fully informed of all developments, and is furnished with copies of all documents and papers, related thereto and is given the right to participate in the defense and investigation thereof as provided below, and (iv) such counsel proceeds with diligence and in good faith with respect thereto. If the Indemnifying Party shall undertake to defend any Third Party Claim, such Indemnifying Party shall notify the Indemnified Party of its intention to do so promptly (and in any event no later than thirty (30) days) after receipt of notice of the Third Party Claim, and the Indemnified Party agrees to cooperate in good faith with the Indemnifying Party and its counsel in the defense of such Third Party Claim. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in the defense and investigation of any Third Party Claim with its own counsel at its own expense, except that the Indemnifying Party shall bear the expense of such separate counsel if (A) in the written opinion of counsel to the Indemnified Party reasonably acceptable to the Indemnifying Party, use of counsel of the Indemnifying Party's choice would be expected to give rise to a conflict of interest, (B) there are or may be legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, (C) the Indemnifying Party shall not have employed counsel to represent the Indemnified Party within a reasonable time after notice of the Third Party Claim is given to the Indemnifying Party or notice that the Indemnifying Party intends to assume the defense of the Third Party Claim is given to the Indemnified Party or (D) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the expense of the Indemnifying Party. The Indemnifying Party shall not settle any Third Party Claim without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld; provided, however, that an Indemnified Party shall not be required to consent to any settlement involving the imposition of equitable remedies.

                  13. Miscellaneous.

                  (a) Notices. Any notices or other communications required or permitted to be given or delivered under this Agreement shall be in writing and shall be sufficiently given to a party if delivered personally or mailed by registered or certified mail, postage prepaid, return receipt requested, or by overnight delivery by a nationally-recognized courier or by telecopier, as follows (or to such other address or person as either party may from time to time designate to the other in writing):


         To the Operating Company or the Principals:

                    ---------------------------------------
                    ---------------------------------------
                    ---------------------------------------
                    ---------------------------------------


         To the Company:

                       The Ultimate Software Group, Inc.

                         3111 Stirling Road, Suite 308
                            Ft. Lauderdale, FL 33312
                            Attention: Scott Scherr
                           Telecopier: (954) 266-1301

         Any such notice or other communication shall be deemed to be given as of the date it is personally delivered, five (5) days after being deposited in the United States mail, one (1) day after being deposited with a nationally recognized courier for overnight delivery or the date it is transmitted via telecopier, answerback received (followed promptly by delivery of such notice in accordance with one of the other methods above).

                           (b) Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of all of the parties and their successors, legal representatives and assigns. None of the parties hereto may transfer its rights hereunder without the prior written consent of the other party, which consent may be given or withheld for any reason or no reason.

                           (c) Severability. If any provision hereof is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as part of this Agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

                           (d) Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

                           (e) Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.


                           (f) Governing Law. This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                           (g) State Securities Laws. The offer and sale of the Shares is intended to be exempt from registration under the securities laws of certain states. The Operating Company and the Principals must note that there are restrictions on transfer of the Shares, as agreed upon in Section 5 of this Agreement.

                           (h) Survival. The representations, warranties and indemnities of the parties set forth in this Agreement shall survive for a period of one year from the Closing Date.

         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the day and year first above written.


                                    ULD HOLDING CORP.


                                    By: /s/ Gregory M. Swick
                                        ---------------------------------------
                                    Name: Gregory M. Swick
                                    Title: President


                                    USG ACQUISITION SUB, INC.



                                    By: /s/ Scott Scherr
                                        ---------------------------------------
                                    Name: Scott Scherr
                                    Title: President

                                    THE ULTIMATE SOFTWARE GROUP, INC.



                                    By: /s/ Scott Scherr
                                         --------------------------------------
                                    Name:  Scott Scherr
                                    Title:    President


                                    PRINCIPALS:

                                    ULTIMATE SOFTWARE GROUP OF NEW YORK AND NEW
                                    ENGLAND, G.P.




                                    By: /s/ Gregory M. Swick
                                        ---------------------------------------
                                    Name: Gregory M. Swick
                                    Title: President

                                    WEDGEWOOD GROUP, INC.



                                    By: /s/ Patrick Juliano
                                        ---------------------------------------
                                    Name: Patrick Juliano
                                    Title: Managing Director/
                                             Secretary/Treasurer


                                    NEW COUNTRY DEVELOPMENT
                                    GROUP, INC.



                                    By: /s/ Michael J. Cantanucci
                                        ---------------------------------------
                                    Name: Michael J. Cantanucci
                                    Title: President

                                    MCNEARY, INC.



                                    By: /s/ William J. McNeary, IV
                                        ---------------------------------------
                                    Name: William J. McNeary, IV
                                    Title: President



                                    /s/ Gregory M. Swick
                                    ---------------------------------------
                                    Gregory M. Swick


                                    /s/ Patrick Juliano
                                    ---------------------------------------
                                    Patrick Juliano



                                    /s/ Carmine J. DeCrescente Jr.
                                    ---------------------------------------
                                    Carmine J. DeCrescente Jr.



                                    /s/ Michael J. Cantanucci
                                    ---------------------------------------
                                    Michael J. Cantanucci

                                    /s/ Anthony R. Ianniello
                                    ---------------------------------------
                                    Anthony R. Ianniello



                                    /s/ William J. McNeary, IV
                                    ---------------------------------------
                                    William J. McNeary, IV

                       ACCREDITED INVESTOR CERTIFICATION

SIGN BELOW

   _____________________ hereby certifies that EITHER (Check Box that Applies):

         |_|      1.       It is a corporation or a partnership with total
                           assets in excess of $5,000,000 that was not formed for the specific purpose of acquiring the Shares or any interest therein (as defined above); OR

         |_|      2.       All of the equity owners of the undersigned meet
                           one or more of the following criteria:

                           (A) A person having individual net worth, or joint net worth with his or her spouse, exceeding $1,000,000; or

                           (B) A person having an income in excess of $200,000 in each of the two (2) most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year.

         |_|      3.       He or she is an individual that meets one or more
                           of the following criteria:

                           (A) A person having individual net worth, or joint net worth with his or her spouse, exceeding $1,000,000; or

                           (B) A person having an income in excess of $200,000 in each of the two (2) most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year.



                                           -----------------------------------
                                      21

                       [Exhibit B intentionally omitted]


                       [Schedules intentionally omitted.]